UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2009
OCLARO, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30684 (Commission File Number)	20-1303994 (I.R.S. Employer Identification Number)
2584 Junction Avenue
San Jose, California 95134

(Address, including zip code, of principal executive offices)
(408) 383-1400

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.
On May 1, 2009, Oclaro, Inc. (the “Company”) (formerly known as Bookham, Inc.) filed a Form 8-K to report under Item 2.01 thereof that, pursuant to an Agreement and Plan of Merger and Reorganization, dated as of January 27, 2009, by and among the Company, Ultraviolet Acquisition Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), and Avanex Corporation, a Delaware corporation (“Avanex”), Merger Sub merged with and into Avanex (the “Merger”) and Avanex continued as the surviving corporation and a wholly owned subsidiary of the Company. The Merger closed on April 27, 2009 and became effective on that date. This Amendment No. 1 on Form 8-K/A is being filed to provide the historical audited and unaudited financial information and unaudited pro forma financial information that is required to be filed under Item 9.01 of Form 8-K in connection with the completion of the Merger.
(a) Financial Statements of Businesses Acquired
(1)	The audited consolidated financial statements of Avanex, including the audited consolidated balance sheets of Avanex as of June 30, 2008 and 2007, and the audited consolidated statements of operations, stockholders’ equity and comprehensive income (loss) and cash flows of Avanex for each of the three years in the period ended June 30, 2008, the notes related thereto, and the report of Avanex’s independent registered public accounting firm, Deloitte & Touche LLP, are hereby incorporated by reference to Exhibit 99.1 hereto.
(2)	The unaudited condensed consolidated financial statements of Avanex, including the condensed consolidated balance sheet of Avanex as of December 31, 2008 and the unaudited condensed consolidated statements of operations and cash flows of Avanex for the six months ended December 31, 2008 and 2007, and the notes related thereto, are hereby incorporated by reference to Exhibit 99.2 hereto.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial statements describing the pro forma effects of the business combination on the Company’s unaudited balance sheet as of December 27, 2008 and statements of operations for the six months ended December 27, 2008 and fiscal year ended June 28, 2008, and the notes related thereto, are hereby incorporated by reference to Exhibit 99.3 hereto.
(d) Exhibits

Number	Description
2.1
Agreement and Plan of Merger and Reorganization, dated as of January 27, 2009, among Bookham, Inc., Ultraviolet Acquisition Sub, Inc. and Avanex Corporation (previously filed as Exhibit 2.1 to Company’s Current Report on Form 8-K, filed with the SEC on January 29, 2009, and incorporated herein by reference).

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm.
99.1
The audited consolidated financial statements of Avanex, including the audited consolidated balance sheets of Avanex as of June 30, 2008 and 2007, and the audited consolidated statements of operations, stockholders’ equity and comprehensive income (loss) and cash flows of Avanex for each of the three years in the period ended June 30, 2008, the notes related thereto, and the report of Avanex’s independent registered public accounting firm, Deloitte & Touche LLP (incorporated by reference to such financial statements, as included in Amendment No. 2 to the Company’s Registration Statement on Form S-4 (File No. 333-157528) filed with the SEC on March 24, 2009).

99.2
The unaudited condensed consolidated financial statements of Avanex, including the condensed consolidated balance sheet of Avanex as of December 31, 2008 and the unaudited condensed consolidated statements of operations and cash flows of Avanex for the six months ended December 31, 2008 and 2007, and the notes related thereto (incorporated by reference to such financial statements, as included in Amendment No. 2 to the Company’s Registration Statement on Form S-4 (File No. 333-157528) filed with the SEC on March 24, 2009).

99.3
The unaudited pro forma condensed combined financial statements describing the pro forma effects of the business combination on the Company’s unaudited balance sheet as of December 27, 2008 and statements of operations for the six months ended December 27, 2008 and fiscal year ended June 28, 2008, and the notes related thereto (incorporated by reference to such financial statements, as included in Amendment No. 2 to the Company’s Registration Statement on Form S-4 (File No. 333-157528) filed with the SEC on March 24, 2009).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCLARO, INC.
Date: May 5, 2009	By:	/s/Jerry Turin
Jerry Turin
Chief Financial Officer

EXHIBIT INDEX

Number	Description
2.1
Agreement and Plan of Merger and Reorganization, dated as of January 27, 2009, among Bookham, Inc., Ultraviolet Acquisition Sub, Inc. and Avanex Corporation (previously filed as Exhibit 2.1 to Company’s Current Report on Form 8-K, filed with the SEC on January 29, 2009, and incorporated herein by reference).

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm.
99.1
The audited consolidated financial statements of Avanex, including the audited consolidated balance sheets of Avanex as of June 30, 2008 and 2007, and the audited consolidated statements of operations, stockholders’ equity and comprehensive income (loss) and cash flows of Avanex for each of the three years in the period ended June 30, 2008, the notes related thereto, and the report of Avanex’s independent registered public accounting firm, Deloitte & Touche LLP (incorporated by reference to such financial statements, as included in Amendment No. 2 to the Company’s Registration Statement on Form S-4 (File No. 333-157528) filed with the SEC on March 24, 2009).

99.2
The unaudited condensed consolidated financial statements of Avanex, including the condensed consolidated balance sheet of Avanex as of December 31, 2008 and the unaudited condensed consolidated statements of operations and cash flows of Avanex for the six months ended December 31, 2008 and 2007, and the notes related thereto (incorporated by reference to such financial statements, as included in Amendment No. 2 to the Company’s Registration Statement on Form S-4 (File No. 333-157528) filed with the SEC on March 24, 2009).

99.3
The unaudited pro forma condensed combined financial statements describing the pro forma effects of the business combination on the Company’s unaudited balance sheet as of December 27, 2008 and statements of operations for the six months ended December 27, 2008 and fiscal year ended June 28, 2008, and the notes related thereto (incorporated by reference to such financial statements, as included in Amendment No. 2 to the Company’s Registration Statement on Form S-4 (File No. 333-157528) filed with the SEC on March 24, 2009).